UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 30, 2003


                            ENERGIZER HOLDINGS, INC.
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             (Exact name of Registrant as specified in its charter)

      MISSOURI                 1-15401                      No. 43-1863181
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  (State or Other      (Commission File Number)          (IRS Employer
   Jurisdiction of                                       Identification Number)
   Incorporation)


            533 MARYVILLE UNIVERSITY DRIVE, ST. LOUIS, MO     63141
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         (Address of Principal Executive Offices)            (Zip Code)

                                 (314) 985-2000
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              (Registrant's telephone number, including area code)


Item  9.  Regulation  FD  disclosure.

Today, Energizer Holdings, Inc. reported its results for its third fiscal quarter ended June 30, 2003. The Company's earnings release is attached as
Exhibit 99(a). The attached Exhibit is furnished pursuant to Item 9 and Item 12 on Form 8-K.


SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENERGIZER  HOLDINGS,  INC.




By/s/ Daniel J. Sescleifer:
Daniel  J.  Sescleifer
Executive  Vice  President  and  Chief  Financial  Officer

Dated:  July  30,  2003

                                  EXHIBIT INDEX
                                  -------------

Exhibit  No.
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99.1               Earnings  Release  --  Third  Quarter  ended  June  30, 2003.